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                                                                  EXHIBIT 10(P)2

                  MODIFICATIONS TO CONTRACT DE-AC34-95RF00825

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  DATE        MOD             CHANGES
  ----        ---             -------
             MOD 41   HAS NOT BEEN RECEIVED

11/25/96     AO42     1. Article B.3, Obligation of Funds as Follows:

                         Funds Obligated to date                           $  872,986,557.80
                         Funds Obligated by Mod AO42                       $  144,251,561.12
                         Funds Obligated since inception of contract       $1,017,238,118.12

12/23/96     AO43     1. Article B.3, Obligation of Funds as Follows:

                         Funds Obligated to date                           $1,017,238,118.12
                         Funds Obligated by Mod AO43                       $     -133,878.21
                         Funds Obligated since inception of contract       $1,017,104,240.71

01/27/97     AO44     1. Article B.3, Obligation of Funds as Follows:

                         Funds Obligated to date                           $1,017,104,240.71
                         Funds Obligated by Mod AO44                       $   30,784,500.00
                         Funds Obligated since inception of contract       $1,047,888,740.71

02/11/97     AO45     1. Article B.3, Obligation of Funds as Follows:

                         Funds Obligated to date                           $1,047,888,740.71
                         Funds Obligated by Mod AO45                       $      (47,000.00)
                         Funds Obligated since inception of contract       $1,047,841,740.71

02/28/97     AO46     1. Article B.3, Obligation of Funds as Follows:

                         Funds Obligated to date                           $1,047,841,740.71
                         Funds Obligated by Mod AO46                       $  170,829,500.38
                         Funds Obligated since inception of contract       $1,218,671,241.09

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END OF MODS RECEIVED TO DATE